COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES	COMMITMENTS AND CONTINGENT LIABILITIES
a.Commitments:
The Company is also obligated under certain agreements with its suppliers to purchase licenses and hosting services. These non-cancelable obligations as of December 31, 2025 are $342,548, and are expected to be realized during the years 2026-2030.

b.Legal proceedings:
From time to time the Company or its subsidiaries may be involved in legal proceedings and/or litigation arising in the ordinary course of business. While the outcome of these matters cannot be predicted with certainty, the Company does not believe it will have a material effect on its consolidated financial position, results of operations, or cash flows.
c.Bank Guarantees:
The Company obtained bank guarantees as of December 31, 2025 of $2,595, primarily in connection with office lease agreements.